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                                                                    EXHIBIT 10.1



                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                             THOUSAND TRAILS, INC.



         This Third Amendment to Loan and Security Agreement ("the Amendment") is entered into as of January 5, 1998 by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with an office located 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and NATIONAL AMERICAN CORPORATION, a Nevada corporation ("National American"), THOUSAND TRAILS, INC., a Delaware corporation ("Thousand Trails"), and the other party borrowers signatory hereto (each, together with National American and Thousand Trails, individually a "Borrower" and collectively, jointly and severally, "Borrowers"), on the other hand, in light of the following facts:

                                     FACTS

         FACT ONE: Foothill and Borrowers have previously entered into that certain Loan and Security Agreement, dated as of July 10, 1996 (as amended and supplemented, the "Agreement").

         FACT TWO: Foothill and borrowers have agreed to amend the Agreement as provided herein.

         NOW, THEREFORE, Foothill and borrower hereby amend and supplement the Agreement as follows:


         1. Schedule 5.4 (5/97) of the Agreement is amended by deleting "Palm Springs Acreage* $1,800,000" in its entirety and substituting "Palm Springs Acreage* $760,000" in lieu thereof.


         2. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         IN WITNESS WHEREOF, Foothill and Borrower have executed this Amendment as of the date first written above.



                                 "Foothill"

                                 FOOTHILL CAPITAL CORPORATION,
                                 a California corporation


                                 By:  /s/ Lisa M. Gonzales
                                    ---------------------------------------
                                         Lisa M. Gonzales
                                         Assistant Vice President

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                                 "Borrowers"

                                 NATIONAL AMERICAN CORPORATION,
                                 a Nevada corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 THOUSAND TRAILS, INC.,
                                 a Delaware corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 THOUSAND TRAILS (CANADA) INC.,
                                 a British Columbian corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 TT OFFSHORE, LTD,
                                 a Virginia corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 BEECH MOUNTAIN LAKES CORPORATION,
                                 a Pennsylvania corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President




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                                 CAROLINA LANDING CORPORATION,
                                 a South Carolina corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 CARRIAGE MANOR CORPORATION,
                                 a North Carolina corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 CB RESORT CORPORATION,
                                 a Massachusetts corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 CHEROKEE LANDING CORPORATION,
                                 a Tennessee corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 CHIEF CREEK CORPORATION,
                                 a Tennessee corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President






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                                 COAST FINANCIAL SERVICES, INC.,
                                 a Delaware corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 DIXIE RESORT CORPORATION,
                                 a Mississippi corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 FOXWOOD CORPORATION,
                                 a South Carolina corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 GL LAND DEVELOPMENT CORPORATION,
                                 an Oklahoma corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 LAKE ROYALE CORPORATION,
                                 a North Carolina corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President






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                                 LAKE TANSI VILLAGE, INC.,
                                 a Tennessee corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 LML RESORT CORPORATION,
                                 an Alabama corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 NATCHEZ TRACE WILDERNESS PRESERVE
                                 CORPORATION, a Tennessee corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 QUAIL HOLLOW PLANTATION CORPORATION, a
                                 Tennessee corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 QUAIL HOLLOW VILLAGE, INC.,
                                 a Pennsylvania corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President






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                                 RECREATION LAND CORPORATION,
                                 a Pennsylvania corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 RECREATION PROPERTIES, INC.,
                                 a Mississippi corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 RESORT LAND CORPORATION,
                                 an Arkansas corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 RESORT PARKS INTERNATIONAL, INC.,
                                 a Georgia corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 TANSI RESORT, INC.,
                                 a Tennessee corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President






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                                 THE KINSTON CORPORATION,
                                 a South Carolina corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 THE VILLAS OF HICKORY HILLS, INC.,
                                 a Mississippi corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 WESTERN FUN CORPORATION,
                                 a Texas corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 WESTWIND MANOR CORPORATION,
                                 a Texas corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President


                                 WOLF RUN MANOR CORPORATION,
                                 a Pennsylvania corporation


                                 By:  /s/ Walter B. Jaccard
                                    ---------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President






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                                 UST WILDERNESS MANAGEMENT CORPORATION, a
                                 Nevada corporation


                                 By:  /s/ Walter B. Jaccard
                                    ----------------------------------------
                                         Name:  Walter B. Jaccard
                                         Title:  Vice President






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